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                                                                   EXHIBIT 10.59

                             STOCK OPTION AGREEMENT
                             ----------------------

          STOCK OPTION AGREEMENT dated as of March 12, 1996, between VIMRx Pharmaceuticals Inc., a Delaware corporation (the "Company"), and Donald G. Drapkin ("Drapkin").

          WHEREAS, the Company, Drapkin and Lindsay A. Rosenwald, M.D. have entered into a guaranty agreement dated March 12, 1996 (the "Consulting Agreement") pursuant to which Drapkin and Rosenwald agreed to guaranty certain on-going obligations of the Company, and the Company has agreed to grant Drapkin the option described herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Granting of Option.  On the terms and conditions
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hereinafter set forth, the Company hereby grants to Drapkin the irrevocable option (the "Option") to purchase up to One Hundred Thousand (100,000) fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company, at a price of $1.47 per share (the "Exercise Price"). The number of shares of Common Stock which may be purchased upon the exercise of the Option and the amount of the Exercise Price are subject to adjustment as set forth in Section 3.

          Section 2.  Term of Option; Exercise; Nontransferability; Death.
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          (a) The Option may be exercised, in whole or in part, commencing the date hereof, and shall be exercisable for a ten-year period, or through 5:00 p.m. New York City time on March 11, 2006 (the "Expiration Date").

          (b) The Option shall be exercised by giving a written notice of exercise in the form of Appendix 1 hereto, which notice shall be accompanied by payment to the Company in immediately available funds of the Exercise price for the number of shares of Common Stock specified in such notice and shall contain a statement by Drapkin (in a form satisfactory to the Company) that such shares are being acquired by Drapkin for investment and not with a view to their distribution or resale. The Company shall have the right to require that Drapkin also remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any shares of stock pursuant to the exercise of the Option. The Exercise Price may also be paid by delivering previously owned shares of Common Stock or instructing the Company to withhold that number of shares issuable upon exercise of this Option having a value, based upon the closing price of the Common Stock on the trading date immediately preceding the date of exercise, equal to the Exercise Price.

          (c) Upon giving such notice and making such payment, the Company shall promptly issue to Drapkin the shares of Common Stock to which Drapkin is entitled hereunder.

          (d) If the Option should be exercised in part only, the Company shall, upon surrender of this Option Agreement, simultaneously execute and deliver a new Option Agreement evidencing the rights of Drapkin to purchase the balance of the shares of Common Stock purchasable hereunder. No shares shall be issued or delivered until full payment therefor
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has been made. Drapkin shall have none of the rights of a stockholder in respect of the shares of Common Stock subject to the Option until such shares are issued or transferred to him. The Company shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates in the name of Drapkin.

          (e) Anything herein to the contrary notwithstanding, the Option may not be exercised for fewer than the lesser of (i) 10,000 shares of Common Stock or (ii) all remaining shares of Common Stock subject to the Option.

          (f) The Option may not be transferred other than by will or by the laws of descent and distribution, and during Drapkin's lifetime the option may be exercised only by him.

          (g) If Drapkin dies prior to the Expiration Date, the Option may be exercised (the extent Drapkin could have exercised it on the date of death) by his executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, within twelve months following the date of death, but in no event subsequent to the Expiration Date. If the Option is exercised by the executor or administrator of Drapkin, or by the person or persons to whom the Option has been transferred by Drapkin's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

          Section 3.  Anti-Dilution Provisions.  In the event of a
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recapitalization, stock split, stock dividend, combination, exchange of shares, merger, consolidation, rights offering, separation, reorganization liquidation or other change in the corporate structure of the Company, the number of shares of Common Stock purchasable upon exercise of the Option and the Exercise Price shall be equitably adjusted in order to protect Drapkin against dilution.

          Section 4.  Governing Law.  This Option Agreement shall be governed by
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and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          Section 5.  Counterparts.  This Option Agreement may be executed in
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two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Option.
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          IN WITNESS WHEREOF, the Company and Drapkin have executed this Option
Agreement as of the day and year first above written.


                              VIMRx PHARMACEUTICALS INC.


                              By:  /s/ Francis M. O'Connell
                                   -------------------------
                                   Francis M. O'Connell
                                   Chief Financial Officer


                                   /s/ Donald G Drapkin
                                   --------------------
                                   Donald G. Drapkin
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                                                                      Appendix I

                          NOTICE OF EXERCISE OF OPTION

To:                                             Dated:

          The undersigned, pursuant to the provisions set forth in the attached Option Agreement, hereby exercises his right to purchase _________________ shares of the Common Stock of VIMRx Pharmaceuticals Inc. (the "Company") (not less than 10,000 shares unless constituting the balance of the shares purchasable) pursuant to the terms and provisions of such Option Agreement, and is hereby making payment of the exercise price therefor as follows (cross out inapplicable provisions):

          (i) $__________ in immediately available funds is being delivered herewith;


          (ii) ___________ shares of Common Stock, having a value of $________ (based upon the closing price of the Common Stock on the trading date immediately preceding the date hereof) are being delivered herewith; or


          (iii) Please withhold _________ shares of Common Stock, having a value of $__________ (based upon the closing price of the Common Stock on the trading date immediately preceding the date hereof), from the shares issuable upon exercise of this Option, and deliver the _________ share balance to me.

          The undersigned hereby acknowledges that he has had the opportunity to converse with members of the management of the Company and to familiarize himself with the Company's current operations and has reviewed the most recent Annual Report on Form 10-K of the Company and any Quarterly Reports on Form 10-Q of the Company since the date of the most recent Form 10-K, and hereby represents and warrants to the Company that he is acquiring the shares of the Company's Common Stock pursuant to his exercise of the within Option for investment and not with a view to their distribution or resale. The undersigned hereby further acknowledges that he understands that such shares (i) have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being issued to him by the Company in reliance upon the foregoing representation and warranty and (ii) may not be resold except in accordance with the requirements of the Act, including Rule 144 thereunder, if applicable. The undersigned further consents to the placing of a legend on the certificates for the shares being purchased to the foregoing effect.

                                              Signature_________________________

                                              Address __________________________

                                                      __________________________